SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CUSTODIAN FUNDS
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN FUND ALLOCATOR SERIES
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN U.S. GOVERNMENT MONEY FUND
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON FUNDS
TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL OPPORTUNITIES TRUST
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

FRANKLIN TEMPLETON FUNDS
One Franklin Parkway, San Mateo, California 94403-1906

November 1, 2017
Dear Shareholder:

We urgently need you to vote your shares of the Franklin Templeton Funds today in order to pass important initiatives that are critical to the operation of one or more of your Funds.

On October 30, 2017, a Joint Special Meeting of shareholders was held for 112 Franklin Templeton Funds. At the meeting, shareholders were asked to elect the Funds’ Board of Trustees, and to vote on important proposals that will improve operating efficiencies and provide greater investment flexibility for your Funds. All of these initiatives have the overwhelming support of those shareholders who have already voted. There are several Funds, however, that still require additional shareholder support to approve these important items – including one or more of the Funds you own.

The Meeting for the Fund(s) noted on the enclosed proxy card(s) has been adjourned to December 15, 2017 to give you additional time to provide your voting instructions. These are extremely important initiatives that require shareholder approval to better position your Funds for the future. Please help your Funds avoid the unnecessary cost and delay of further adjournments by voting your shares today.

Further information about the Joint Special Meeting and the proposals can be found on the proxy card(s) provided or in the statement found at www.proxyonline.com/docs/FTproxy. Please use one of the voting options listed below to vote your shares. Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 967-5068.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2.	Vote via the Internet. Visit the website indicated on the enclosed proxy card.
3.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.
4.	Vote by Phone with a live operator. Dial toll-free 1 (800) 967-5068. Please have your proxy card available at the time of the call.